SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS RREEF Global Infrastructure Fund

The following information is added to the disclosure relating to the fund under the “Management Fee” sub-heading of the “WHO MANAGES AND OVERSEES THE FUND” section of the fund’s prospectus:

Effective October 1, 2022, DWS RREEF Global Infrastructure Fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.900% on the first $1 billion of the fund’s average daily net assets, 0.875% on the next $1 billion of the fund’s average daily net assets, 0.825% on the next $2 billion of the fund’s average daily net assets, 0.775% on the next $2 billion of the fund’s average daily net assets and 0.750% of the fund’s average daily net assets thereafter. Prior to October 1, 2022, the fund paid the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.900% on the first $2 billion of the fund’s average daily net assets, 0.875% on the next $2 billion of the fund’s average daily net assets, 0.825% on the next $2 billion of the fund’s average daily net assets, 0.775% on the next $2 billion of the fund’s average daily net assets and 0.750% of the fund’s average daily net assets thereafter.

Please Retain This Supplement for Future Reference.

September 26, 2022
PROSTKR22-82